Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-Q of Diversified Restaurant Holdings, Inc. (the “Company”) for the fiscal quarter ending September 26, 2010, I, David G. Burke, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:
1. Such Quarterly Report on Form 10-Q for the fiscal quarter ending September 26, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending September 26, 2010, fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 12, 2010

DIVERSIFIED RESTAURANT HOLDINGS, INC.
By:	/s/ David G. Burke
David G. Burke
Treasurer and Chief Financial Officer